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                                                                    EXHIBIT 23.3





                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 2002, in the Registration Statement (form SB-2, Amendment No. 2, No. 333-82662) and the related Prospectus of Digital Descriptor Systems, Inc. for the Registration of 62,184,841 shares of Common Stock dated June 25, 2002.




WithumSmith+Brown
Newtown, Pennsylvania
June 25, 2002